Exhibit 99.1

NEWS RELEASE For information contact: Kevin B. Habicht Chief Financial Officer
(407) 265-7348	FOR IMMEDIATE RELEASE November 4, 2010

THIRD QUARTER 2010 OPERATING RESULTS

ANNOUNCED BY NATIONAL RETAIL PROPERTIES, INC.

Orlando, Florida, November 4, 2010 – National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust, today announced operating results for the quarter and nine months ended September 30, 2010. Highlights include:

Operating Results:

•	Revenues, net earnings, FFO and AFFO available to common stockholders:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(in thousands, except per share data)
Revenues	$56,656	$57,121	$169,676	$173,385

Net earnings available to common stockholders	$19,514	$20,747	$53,693	$62,247
Net earnings per common share (diluted)	$0.23	$0.26	$0.65	$0.78

FFO available to common stockholders	$29,634	$31,401	$84,337	$93,035
FFO per common share (diluted)	$0.36	$0.39	$1.02	$1.17

AFFO available to common stockholders	$32,597	$33,322	$96,870	$106,829
AFFO per common share (diluted)	$0.39	$0.41	$1.17	$1.35

•	NNN paid cash dividends to its common stockholders of $0.38 per share during the quarter and $1.13 for the nine months ended September 30, 2010.

•	Investment Portfolio occupancy was 97.1% at September 30, 2010, as compared to 96.4% at December 31, 2009, and 96.3% at September 30, 2009.

Investments and Dispositions for the quarter ended September 30, 2010:

•	Investments:

•	$88.8 million in the Investment Portfolio, including acquiring 25 properties with an aggregate 351,000 square feet of gross leasable area

•	Dispositions:

•	Two Investment properties with an aggregate 9,000 square feet of gross leasable area, with net proceeds of $1.4 million, resulting in a gain of $635,000

450 S. Orange Ave., Suite 900 | Orlando, FL 32801
(800) NNN-REIT | www.nnnreit.com

Investments and Dispositions for the nine months ended September 30, 2010:

•	Investments:

•	$127.4 million in the Investment Portfolio, including acquiring 35 properties with an aggregate 449,000 square feet of gross leasable area

•	Dispositions:

•	13 Investment properties with an aggregate 80,000 square feet of gross leasable area, with net proceeds of $12.8 million, resulting in a gain of $1.0 million

•	Four Inventory properties with net proceeds of $42.8 million

Capital transactions for the quarter ended September 30, 2010:

•	Issued 102,634 shares of common stock generating $2,389,000 of net proceeds pursuant to the Dividend Reinvestment and Stock Purchase Plan

National Retail Properties announced 2011 FFO guidance of $1.47 to $1.52 per share and estimated 2011 AFFO to be $1.62 to $1.67 per share. The guidance equates to net earnings before any impairment expense or any gains or losses from the sale of real estate of $0.95 to $0.99 per share plus $0.52 per share of expected real estate related depreciation and amortization. The guidance is based on current plans, assumptions, and estimates and is subject to the risks and uncertainties more fully described in this press release and the company’s reports filed with the Securities and Exchange Commission.

Craig Macnab, Chief Executive Officer, commented: “With our 2010 acquisition plan now bearing fruit, coupled with the continuing strength of our balance sheet and 97% leased portfolio, we are well positioned for growing per share results in 2011.”

National Retail Properties invests primarily in high-quality retail properties subject generally to long-term, net leases. As of September 30, 2010, the company owned 1,037 Investment Properties in 43 states with a gross leasable area of approximately 11.7 million square feet. For more information on the company, visit www.nnnreit.com.

Management will hold a conference call on November 4, 2010, at 10:30 a.m. ET to review these results. The call can be accessed on the National Retail Properties web site live at http://www.nnnreit.com. For those unable to listen to the live broadcast, a replay will be available on the company’s web site. In addition, a summary of any earnings guidance given on the call will be posted to the company’s web site.

Statements in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the availability of capital, and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the SEC. Consequently, such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

The reported results are preliminary and not final and there can be no assurance that the results will not vary from the final information for the quarter ended September 30, 2010. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

Funds From Operations, commonly referred to as FFO, is a relative non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is used by the company as follows: net earnings (computed in accordance with GAAP) plus depreciation and amortization of assets unique to the real estate industry, excluding gains (or including losses) on the disposition of real estate held for investment, and the company’s share of these items from the company’s unconsolidated partnerships.

FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the company’s performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The company’s computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to FFO, as defined by NAREIT, is included in the financial information accompanying this release.

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO further adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. Management considers AFFO a useful supplemental measure of the company’s performance. The company’s computation of AFFO may differ from the calculation used by other equity REITs and therefore may not be comparable to such other REITs. A reconciliation of net earnings to AFFO is included in this release.

The company has determined that there are earnings from discontinued operations in each of its segments, real estate held for investment and real estate held for sale. All property dispositions from the company’s held for investment segment are classified as discontinued operations. In addition, certain properties in the company’s held for sale segment that have generated revenues before disposition are classified as discontinued operations. The results of operations for prior periods for these properties now classified as discontinued operations have been restated to reflect the results in earnings from discontinued operations for comparability purposes. These adjustments resulted in a decrease in the company’s reported total revenues and total and per share earnings from continuing operations and an increase in the company’s earnings from discontinued operations. However, the company’s total and per share FFO and net earnings available to common stockholders are not affected.

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Income Statement Summary

Revenues:
Rental and earned income	$53,576	$53,092	$159,391	$160,442
Real estate expense reimbursement from tenants	1,682	1,881	5,052	6,283
Interest and other income from real estate transactions	600	1,102	2,528	3,560
Interest income on commercial mortgage residual interests	798	1,046	2,705	3,100

	56,656	57,121	169,676	173,385

Disposition of real estate, Inventory Portfolio:
Gross proceeds	—	353	5,600	353
Costs	—	(317)	(4,959)	(317)

Gain	—	36	641	36

Retail operations:
Revenues	9,225	7,317	24,458	7,317
Operating expenses	(8,579)	(7,550)	(23,513)	(7,575)

Net	646	(233)	945	(258)

Operating expenses:
General and administrative	5,927	4,937	17,313	16,028
Real estate	2,985	3,398	9,630	9,925
Depreciation and amortization	11,897	11,247	35,662	34,071
Impairment - real state	—	—	—	1,064
Impairment - commercial mortgage residual interests valuation adjustment	—	—	3,848	—
Restructuring charges	—	—	—	731

	20,809	19,582	66,453	61,819

Other expenses (revenues):
Interest and other income	(332)	(262)	(1,170)	(1,025)
Interest expense	16,501	15,558	48,524	46,424

	16,169	15,296	47,354	45,399

Income tax (expense) benefit	(170)	281	(497)	1,184
Equity in earnings of unconsolidated affiliate	107	105	320	315
Gain (loss) on note receivable and property foreclosure	—	—	67	(7,816)
Gain on extinguishment of debt	—	—	—	3,432

Earnings from continuing operations	20,261	22,432	57,345	63,060

Earnings (loss) from discontinued operations:
Real estate, Investment Portfolio, net of income tax expense	938	(34)	1,542	4,359
Real estate, Inventory Portfolio, net of income tax expense	(5)	398	256	416

	933	364	1,798	4,775

Earnings including noncontrolling interests	21,194	22,796	59,143	67,835

Loss (earnings) attributable to noncontrolling interests:
Continuing operations	(17)	53	(363)	(444)
Discontinued operations	33	(406)	2	(55)

	16	(353)	(361)	(499)

Net earnings attributable to NNN	21,210	22,443	58,782	67,336
Series C preferred stock dividends	(1,696)	(1,696)	(5,089)	(5,089)

Net earnings available to common stockholders	$19,514	$20,747	$53,693	$62,247

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009

Weighted average common shares outstanding:
Basic	82,779	80,344	82,639	79,232

Diluted	82,915	80,455	82,770	79,335

Net earnings per share available to common stockholders:
Basic:
Continuing operations	$0.22	$0.26	$0.63	$0.72
Discontinued operations	0.01	0.00	0.02	0.06

Net earnings	$0.23	$0.26	$0.65	$0.78

Diluted:
Continuing operations	$0.22	$0.26	$0.63	$0.72
Discontinued operations	0.01	0.00	0.02	0.06

Net earnings	$0.23	$0.26	$0.65	$0.78

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Funds From Operations (FFO) Reconciliation:
Net earnings available to common stockholders	$19,514	$20,747	$53,693	$62,247
Real estate depreciation and amortization:
Continuing operations	10,692	10,507	31,977	31,589
Discontinued operations	19	125	125	1,279
Joint venture real estate depreciation	44	44	133	133
Gain on disposition of real estate - Investment Portfolio	(635)	—	(1,013)	(1,633)
Gain on disposition of real estate - Inventory Portfolio (TRS)	—	(22)	(578)	(580)

Total FFO adjustments	10,120	10,654	30,644	30,788

FFO available to common stockholders	$29,634	$31,401	$84,337	$93,035

FFO per share:
Basic	$0.36	$0.39	$1.02	$1.17

Diluted	$0.36	$0.39	$1.02	$1.17

Adjusted Funds From Operations (AFFO) Reconciliation:
Net earnings available to common stockholders	$19,514	$20,747	$53,693	$62,247
Total FFO adjustments	10,120	10,654	30,644	30,788

FFO available to common stockholders	29,634	31,401	84,337	93,035

Straight-line accrued rent	(169)	(640)	(359)	(1,528)
Net capital lease rent adjustment	391	350	1,144	1,018
Below market rent amortization	(85)	(93)	(277)	(981)
Stock based compensation expense	1,450	1,016	4,026	3,152
Capitalized interest expense	(175)	(163)	(359)	(1,080)
Convertible debt interest expense	1,551	1,451	4,577	4,333
Impairment - property and intangible	—	—	—	1,064
Impairment - commercial mortgage residual interests valuation adjustment	—	—	3,848	—
(Gain) loss on note receivable and property foreclosures	—	—	(67)	7,816

Total AFFO adjustments	2,963	1,921	12,533	13,794

AFFO available to common stockholders	$32,597	$33,322	$96,870	$106,829

AFFO per share:
Basic	$0.39	$0.41	$1.17	$1.35

Diluted	$0.39	$0.41	$1.17	$1.35

Other Information:

Percentage rent	$197	$317	$381	$583

Amortization of debt costs	$1,157	$668	$3,436	$2,256

Scheduled debt principal amortization (excluding maturities)	$255	$249	$788	$742

Non-real estate depreciation expense	$54	$74	$266	$227

National Retail Properties, Inc.

(in thousands)

(unaudited)

Earnings from Discontinued Operations: The company has classified its investment assets sold and leasehold interests expired as discontinued operations. In addition, the company has classified any investment or revenue generating inventory asset that was held for sale at September 30, 2010, as discontinued operations. The following is a summary of earnings from discontinued operations.

	Quarter Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Earnings from Discontinued Operations—Investment Portfolio:
Revenues:
Rental and earned income	$440	$281	$840	$4,476
Real estate expense reimbursement from tenants	4	3	16	120
Interest and other income from real estate transactions	—	—	19	1
Interest and other income from non-real estate	—	3	—	5

	444	287	875	4,602

Expenses:
General and administrative	15	—	7	3
Real estate	107	198	200	594
Depreciation and amortization	19	125	125	1,279

	141	323	332	1,876

Gain on disposition of real estate	635	—	1,013	1,633
Income tax benefit (expense)	—	2	(14)	—

Earnings (loss) from discontinued operations attributable to NNN	$938	$(34)	$1,542	$4,359

Earnings from Discontinued Operations—Inventory Portfolio:
Revenues:
Rental income	$500	$1,524	$2,868	$3,756
Real estate expense reimbursement from tenants	113	191	1,254	1,307
Interest and other income from real estate transactions	13	47	509	104
Interest and other income from non-real estate	—	—	2	—

	626	1,762	4,633	5,167

Disposition of real estate:
Gross proceeds	—	—	37,470	5,402
Costs	—	—	(37,170)	(4,844)

Gain	—	—	300	558

Expenses:
General and administrative	10	21	66	86
Real estate	197	307	1,618	1,938
Depreciation and amortization	22	61	137	259
Interest	385	980	2,271	2,805

	614	1,369	4,092	5,088

Income tax (expense) benefit	(17)	5	(585)	(221)

Earnings (loss) from discontinued operations including noncontrolling interests	(5)	398	256	416
Loss (earnings) attributable to noncontrolling interests	33	(406)	2	(55)

Earnings (loss) from discontinued operations attributable to NNN	$28	$(8)	$258	$361

National Retail Properties, Inc.

(in thousands)

(unaudited)

	Quarter Ended September 30,				Nine Months Ended September 30,
	2010		2009		2010		2009
	# of Properties	Gain	# of Properties	Gain	# of Properties	Gain	# of Properties	Gain
Real Estate Disposition Summary
Reconciliation of gain on disposition between continuing and discontinued operations:
Continuing operations	—	$—	1	$36	2	$641	1	$36
Discontinued operations:
Investment Portfolio	2	635	—	—	13	1,013	6	1,633
Inventory Portfolio	—	—	—	—	2	300	2	558
Noncontrolling interest, Inventory Portfolio	—	—	—	(14)	—	(363)	—	(14)

	2	$635	1	$22	17	$1,591	9	$2,213

Reconciliation of gain on disposition by type:
Inventory Portfolio:
Development	—	$—	1	$36	4	$941	2	$582
Exchange	—	—	—	—	—	—	1	12
Noncontrolling interest, Development	—	—	—	(14)	—	(363)	—	(14)

Total Inventory gain (TRS)	—	—	1	22	4	578	3	580

Investment Portfolio	2	635	—	—	13	1,013	6	1,633

	2	$635	1	$22	17	$1,591	9	$2,213

National Retail Properties, Inc.

(in thousands)

(unaudited)

	September 30, 2010	December 31, 2009
Balance Sheet Summary

Assets:
Cash and cash equivalents	$4,009	$15,225
Receivables, net of allowance	1,049	1,946
Investment in unconsolidated affiliate	4,553	4,703
Mortgages, notes and accrued interest receivable	38,583	41,976
Real estate, Investment Portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization	2,406,985	2,328,576
Accounted for using the direct financing method	30,173	31,317
Real estate, Inventory Portfolio, held for sale	31,995	72,423
Commercial mortgage residual interests	15,278	20,153
Accrued rental income, net of allowance	25,870	25,745
Other assets	51,260	48,898

Total assets	$2,609,755	$2,590,962

Liabilities:
Line of credit payable	$37,100	$—
Mortgages payable	24,532	25,290
Notes payable—convertible	347,957	343,380
Notes payable, net of unamortized discount	598,833	618,676
Other liabilities	58,607	36,754

Total liabilities	1,067,029	1,024,100

Stockholders’ equity of NNN	1,541,446	1,564,240
Noncontrolling interests	1,280	2,622

Total equity	1,542,726	1,566,862

Total liabilities and equity	$2,609,755	$2,590,962

Common shares outstanding	83,481	82,428

Gross leasable area, Investment Portfolio (square feet)	11,741	11,373

NNN Retail Properties Fund I LLC

(in thousands)

(unaudited)

In September 2007, the company entered into a joint venture, NNN Retail Properties Fund I LLC, with an affiliate of Crow Holdings Realty Partners IV, L.P. The company owns a 15 percent equity interest, and the following summary represents the Balance Sheet and Income Statement Summary for the joint venture. The company’s investment in the joint venture is included in the company’s Balance Sheet Summary under “Investment in unconsolidated affiliate.”

	September 30, 2010	December 31, 2009
Assets:
Cash and cash equivalents	$976	$829
Receivables	200	200
Real estate	72,391	73,279
Other assets	608	838

	$74,175	$75,146

Liabilities:
Notes payable	$43,600	$43,600
Other liabilities	1,317	1,427

Total liabilities	44,917	45,027

Members’ equity	29,258	30,119

Total liabilities and equity	$74,175	$75,146

	Quarter Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues:
Rental income	$1,565	$1,565	$4,695	$4,695

Expenses:
General and administrative	73	75	257	255
Real estate	5	5	14	15
Depreciation and amortization	369	386	1,106	1,127
Interest	471	461	1,375	1,390

	918	927	2,752	2,787

Net earnings	$647	$638	$1,943	$1,908

National Retail Properties, Inc.

Investment Portfolio

Top 20 Lines of Trade

		As of September 30,
	Line of Trade	2010 (1)	2009 (2)
1.	Convenience stores	25.3%	26.3%
2.	Restaurants - full service	9.8%	9.0%
3.	Automotive parts	6.6%	6.3%
4.	Theaters	6.0%	6.3%
5.	Automotive service	5.4%	5.7%
6.	Drug stores	4.2%	4.1%
7.	Sporting goods	4.1%	3.2%
8.	Books	3.9%	4.1%
9.	Restaurants - limited service	3.1%	3.5%
10.	Grocery	2.8%	2.9%
11.	Furniture	2.6%	2.5%
12.	Consumer electronics	2.6%	2.7%
13.	Office supplies	2.4%	2.6%
14.	Travel plazas	2.4%	2.4%
15.	Health and fitness	1.8%	1.5%
16.	Beer, wine and liquor	1.3%	1.8%
17.	Family entertainment centers	1.3%	1.6%
18.	Equipment rental	1.3%	1.2%
19.	General merchandise	1.3%	1.3%
20.	Auto dealerships	1.3%	1.3%
	Other	10.5%	9.7%

	Total	100.0%	100.0%

Top 10 States

	State	% of Total(1)		State	% of Total(1)
1.	Texas	19.0%	6.	Indiana	4.5%
2.	Florida	9.6%	7.	Ohio	4.1%
3.	Illinois	7.0%	8.	Pennsylvania	4.0%
4.	North Carolina	6.0%	9.	Tennessee	2.9%
5.	Georgia	5.2%	10.	Missouri	2.9%

(1)	Based on the annualized base rent for all leases in place as of September 30, 2010.
(2)	Based on the annualized base rent for all leases in place as of September 30, 2009.

National Retail Properties, Inc.

Investment Portfolio

Top Tenants

	Properties	% of Total(1)
Pantry	96	8.6%
Susser	86	8.4%
AMC Theatre	15	5.7%
Road Ranger	34	3.7%
Mister Car Wash	40	3.5%
Pull-A-Part	20	3.4%
Pep Boys	17	3.1%
Best Buy	7	2.5%
Barnes & Noble	9	2.4%
Logans Roadhouse	17	2.2%
CVS	16	1.9%

Lease Expirations

	% of Total(1)	# of Properties	Gross Leasable Area(2)		% of Total(1)	# of Properties	Gross Leasable Area(2)
2010	0.4%	6	115,000	2016	2.0%	16	352,000
2011	1.7%	21	306,000	2017	4.1%	28	682,000
2012	3.1%	34	503,000	2018	2.7%	24	345,000
2013	4.5%	39	824,000	2019	4.1%	41	618,000
2014	4.7%	43	612,000	2020	3.7%	52	418,000
2015	4.2%	36	718,000	Thereafter	64.8%	656	5,541,000

(1)	Based on the annual base rent of $224,458,000, which is the annualized base rent for all leases in place as of September 30, 2010.
(2)	Square feet.